Exhibit 99.1

Eagle Nuclear Energy Selects CBIZ CPAs P.C. as Independent Registered Public Accounting Firm

The engagement aligns with Eagle's continued progress on the Aurora Uranium Project and broader nuclear energy initiative

RENO, NV, August 5, 2026 – Eagle Nuclear Energy Corp. (“Eagle” or the “Company”) (NASDAQ: NUCL), a next-generation nuclear energy company that owns one of the largest conventional, measured and indicated uranium deposits in the United States, today announced that following a thorough evaluation process, it’s Audit Committee, with the approval of the Board of Directors has engaged CBIZ CPAs P.C. (“CBIZ CPAs”) to serve as the Company’s independent registered public accounting firm.

“Eagle continues to work towards development of an integrated nuclear energy platform combining domestic uranium resources with advanced SMR technology,” said Eagle CEO Mark Mukhija. “Working with CBIZ CPAs provides us with an independent auditor who will bring specialized expertise across the energy and mining sectors. We are pleased to welcome the CBIZ CPAs team and look forward to all that is ahead.”

Eagle has continued to build momentum since its public debut in February 2026, advancing initiatives that support the future of domestic nuclear energy. Anchored by the development of the Company’s flagship Aurora Uranium Project (“Aurora”), one of the largest undeveloped uranium deposits in the US, Eagle is advancing toward a Pre-Feasibility Study (“PFS”) scheduled for completion in late-2027. Eagle’s Aurora site alongside the Company’s advanced SMR technology gives the Company the ability to help restore a secure domestic nuclear supply chain that addresses the rapid growth in energy demand.

About Eagle Nuclear Energy Corp.

Eagle Nuclear Energy Corp. is a next-generation nuclear energy company that combines domestic uranium exploration with access to certain small modular reactor (“SMR”) technology. The Company owns one of the largest conventional, measured, and indicated uranium deposits in the United States, located in southeastern Oregon. This includes the Aurora deposit, with 32.75Mlbs Indicated and 4.98Mlbs Inferred (SK-1300 TRS) of near-surface uranium resource, and the adjacent Cordex deposit, which the Company believes offers potential to expand the project’s overall resource inventory. BBA USA Inc. previously completed Aurora’s S-K 1300 Mineral Resource Estimate and authored the related Technical Report Summary in August 2025, providing technical continuity as the Project advances. By integrating advanced SMR technology with a sizeable uranium asset, Eagle is building an integrated nuclear platform positioned to support domestic nuclear energy development.

For more information about Eagle Nuclear Energy Corp., visit www.eaglenuclear.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, Eagle’s, or its management team’s expectations concerning the inclusion of Eagle on the Solactive Index and qualification to be included on the Global X Uranium ETF; the technical feasibility, validation, regulatory pathway, and future development of Eagle’s SMR program; Eagle’s ability to work with third-party technology providers and technical partners; the outlook for Eagle’s business; the ability to execute Eagle’s strategies and reach permitting, licensing, technical, development, and operational milestones timely or at all; projected and estimated financial performance; anticipated industry trends; the future price of minerals; future capital expenditures; success of exploration activities; mining or processing issues; government regulation of mining operations, nuclear energy development, advanced reactor technologies, and related licensing activities; and environmental risks; as well as any information concerning possible or assumed future results of operations of Eagle. The forward-looking statements are based on the current expectations of the management teams of Eagle, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) market risks; (ii) the effect of the Company’s previously completed business combination with Spring Valley Acquisition Corp. II (the “Business Combination”) on Eagle’s business relationships, performance, and business generally; (iii) risks that the Business Combination disrupts current plans of Eagle and potential difficulties in its employee retention as a result of the Business Combination; (iv) the outcome of any legal proceedings that may be instituted against Eagle related to the Business Combination; (v) failure to realize the anticipated benefits of the Business Combination; (vi) the inability to maintain the listing of Eagle’s securities on Nasdaq Capital Market or a comparable exchange; (vii) the risk that the price of Eagle’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business; (viii) fluctuations in spot and forward markets for uranium and certain other commodities (such as natural gas, fuel oil and electricity); (ix) restrictions on mining in the jurisdictions in which Eagle operates; (x) laws and regulations governing Eagle’s operation, exploration and development activities, and changes in such laws and regulations; (xi) Eagle’s ability to obtain or renew the licenses and permits necessary for the operation and expansion of its existing operations and for the development, construction and commencement of new operations; (xii) Eagle’s ability to validate, develop, license, finance, construct, commercialize, or deploy SMR technology on anticipated timelines or at all; (xiii) risks relating to nuclear energy regulation, licensing, permitting, safety review, public acceptance, and government policy; (xiv) risks that AI-enabled modeling, simulation, optimization, or other technical workstreams do not produce anticipated results or do not translate into commercially viable or licensable reactor technology; (xv) risks and hazards associated with the business of mineral exploration, development and mining (including environmental hazards, potential unintended releases of contaminants, industrial accidents, unusual or unexpected geological or structural formations, pressures, cave-ins and flooding); (xvi) inherent risks associated with tailings facilities and heap leach operations, including failure or leakages; the speculative nature of mineral exploration and development; the inability to determine, with certainty, production and cost estimates; inadequate or unreliable infrastructure (such as roads, bridges, power sources and water supplies); (xvii) environmental regulations and legislation; (xviii) the effects of climate change, extreme weather events, water scarcity, and seismic events, and the effectiveness of strategies to deal with these issues; (xix) risks relating to Eagle’s exploration operations; (xx) fluctuations in currency markets; (xxi) the volatility of the metals markets, and its potential to impact Eagle’s ability to meet its financial obligations; (xxii) disputes as to the validity of mining or exploration titles or claims or rights, which constitute most of Eagle’s property holdings; (xxiii) Eagle’s ability to complete and successfully integrate acquisitions; (xxiv) increased competition in the mining industry for properties and equipment; (xxv) limited supply of materials and supply chain disruptions; (xxvi) relations with and claims by indigenous populations; (xxvii) relations with and claims by local communities and non-governmental organizations; and (xxviii) the risk that other capital needed by Eagle may not be raised on favorable terms, or at all. The foregoing list is not exhaustive, and there may be additional risks that Eagle presently does not know or that Eagle currently believes are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this press release and the other risks and uncertainties described in the registration statement on Form S-1 initially filed by Eagle on March 19, 2026, and any amendments or supplements thereto, and those discussed and identified in other filings made with the SEC by Eagle from time to time, which may be found on the SEC’s website at www.sec.gov. Eagle cautions you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this press release speak only as of the date of this press release. Eagle undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that Eagle will make additional updates with respect to that statement, related matters, or any other forward-looking statements.

Investor Relations Contact:

775-335-2029

Investors@eaglenuclear.com

Media Relations Contact:

Gateway Group

Zach Kadletz, Brenlyn Motlagh

949-574-3860

Eagle@Gateway-grp.com